SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 23, 2003

THE EMPIRE DISTRICT ELECTRIC COMPANY
(Exact name of registrant as specified in charter)

Kansas
(State or other jurisdiction of incorporation)

1-3368	44-0236370
(Commission File Number)	(IRS Employer Identification Number)

602 Joplin Street, Joplin, Missouri	64801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (417) 625-5100

Not applicable
(Former name or former address, if changed since last report)

Item 5.                                          Other Events and Regulation FD Disclosure.

Attached hereto as Exhibit 99.1 is a press release, which is incorporated by reference herein, issued by the Company on October 23, 2003 announcing the Company’s earnings for the third quarter of 2003 and for the twelve month period ended September 30, 2003. Also attached hereto as Exhibit 99.2 is the script for the Company’s earnings release conference call held on October 24, 2003.

At the Board of Directors meeting held on October 24, 2003, the board authorized the sale of up to 2,300,000  newly-issued shares of our common stock to the public through an underwritten public offering.  We anticipate that, subject to market and other conditions, the shares will be offered for sale later this year.

Item 7.                                          Financial Statements and Exhibits.

(c)           Exhibits.  The following exhibits are filed herewith:

Exhibit No.	Description

99.1	Press Release, dated October 23, 2003, announcing the Company’s earnings for the third quarter of 2003 and the twelve month period ended September 30, 2003.

99.2	Script for the Company’s earnings release conference call held on October 24, 2003.

Item 12.                                    Results of Operations and Financial Condition.

Attached hereto as Exhibit 99.1 is a press release, which is incorporated by reference herein, issued by the Company on October 23, 2003 announcing the Company’s earnings for the third quarter of 2003 and for the twelve month period ended September 30, 2003. Also attached hereto as Exhibit 99.2 is the script for the Company’s earnings release conference call held on October 24, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE EMPIRE DISTRICT ELECTRIC COMPANY

	By	/s/ Gregory A. Knapp
		Name:	Gregory A. Knapp
		Title:	Vice President - Finance and Chief Financial Officer

Dated: October 24, 2003

Exhibit Index

Exhibit Number	Description

99.1	Press Release, dated October 23, 2003, announcing the Company’s earnings for the third quarter of 2003 and the twelve month period ended October 23, 2003.
99.2	Script for the Company’s earnings release conference call held on October 24, 2003.